                                                                   EXHIBIT 10.18

                     SECURED NON-RECOURSE PROMISSORY NOTE
                         ("SECURED NON-RECOURSE NOTE")
                          ---------------------------

                                (April 15, 1996)

     FOR VALUE RECEIVED, the undersigned, Judith Salerno (the "Borrower"),
                                                               --------
hereby promises to pay to Stream International Inc., a Delaware corporation (the "Company"), or to the legal holder of this Secured Non-Recourse Note at the time
 -------
of payment, the principal sum of forty-three thousand dollars ($43,000) in lawful money of the United States of America, and to pay simple interest (computed on the basis of a 365 or 366 day year, as the case may be) on the principal amount hereof from and after the date of this Secured Non-Recourse Note until the entire principal amount hereof has been paid in full, at the rate of 6% per annum. The entire principal amount of indebtedness evidenced by this note, to the extent not theretofore prepaid as provided herein, shall be repaid on the Maturity Date. Each payment of principal shall be accompanied by payment of any accrued and unpaid interest thereon.

     If the date set for any payment or prepayment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment or prepayment shall be made on the next preceding business day.

     This Secured Non-Recourse Note has been delivered to evidence indebtedness of the Borrower to the Company arising out of a loan made to the Borrower to cover certain of the Borrower's tax obligations in connection with the 1995 strategic alliance between Software Holdings, Inc. and the GSS Division of R.R. Donnelley & Sons Company. Payment of the principal of and interest on this Secured Non-Recourse Note is secured pursuant to the terms of a Stock Pledge Agreement, dated as of April 15, 1996, between the Borrower and the Company (the "Pledge Agreement"), reference to which is made for a description of the
 ----------------
collateral provided thereby and the rights of the Company and any subsequent holder of this Secured Non-Recourse Note in respect of such collateral.

     Recourse of the holder of this Note for payment of the principal of and interest on this Note or any claim based thereon shall be limited solely to the collateral held pursuant to the Pledge Agreement, and the holder of this Note shall have no recourse to any other assets of the Borrower for such payment, whether before or after an Event of Default.

     As used in this Note:

          (a) the term "Maturity Date" means the earliest of (i) April 15, 1999
                        -------------
or, at the election of the Board of Directors of Stream International Holdings Inc. (the "Parent") and as a result of the completion of any public offering of shares of the Parent registered under the Securities Act of 1933, as amended, in connection with which the Borrower is given an opportunity to sell shares having a value equal to or greater than the amount of borrowings evidenced by this Secured Non-Recourse Note outstanding at the time of such offering, provided, that, such offering is completed prior to April 15,
               --------------
1999, and (ii) the first date on which a Liquidity Event (as defined below) shall occur; (iii) the date of termination of Borrower's employment with the Company; and

          (b) the term "Liquidity Event" means any of the following:  (i) any
                        ---------------
sale of a majority of the capital stock or assets of the Parent (including without limitation a sale of a majority of the capital stock resulting from a Disposition (as defined in the Parent's Restated Certificate of Incorporation) or Total Disposition (as defined in the Parent's Restated Certificate of Incorporation) by R.R. Donnelley & Sons which triggers certain Tag Along (as defined in the Parent's Restated Certificate of Incorporation) and Drag Along Rights (as defined in the Parent's Restated Certificate of Incorporation), the exercise by any stockholder of the Put Right (as defined in the Parent's Restated Certificate of Incorporation) or the exercise by the Parent of its Call Right (as defined in the Parent's Restated Certificate of Incorporation) all in accordance with the provisions of Article Fifth of the Parent's Restated Certificate of Incorporation), (ii) any liquidation or winding-up of the Parent or distribution of a majority of the Parent's assets, other than to an Affiliate of the Parent or (iii) any merger, consolidation or similar business combination with or into any entity other than an entity controlled by Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P. and Information Partners Capital Fund, L.P. (collectively, the "Funds") or by R.R. Donnelley & Sons Company.

     Interest on the principal amount hereof outstanding from time to time shall be calculated quarterly on the last business day of March, June, September and December of each year commencing June 30, 1996 and on the Maturity Date.

     This Secured Non-Recourse Note is subject to the following further terms and conditions:

     1.   Mandatory Prepayments.  If at any time the Borrower receives any
          ---------------------
proceeds from the sale by the Borrower of Shares to anyone (including the Company), the proceeds from such sale of Shares shall be applied first, to the prepayment of the accrued and unpaid interest hereon and then to the unpaid principal hereof. For purposes of this Section 1, the term "sale" in the context of a sale of Shares shall include, in addition to any direct sale of Shares, any transaction (including, without limitation, a merger, consolidation or recapitalization) pursuant to which Shares are converted into a right to receive, in whole or partial exchange or substitution for Shares, cash or cash equivalents.

     In addition, until such time as the entire principal amount of this Secured Non-Recourse Note is paid in full, together with all accrued and unpaid interest, the Borrower shall pay to the Company, for application against such principal and interest, 25% of any and all bonus amounts that become payable in 1997 to the Borrower under any bonus plan of Company or Parent, 50% of any and all bonus amounts that become payable in 1998 to the Borrower under any bonus plan of Company or Parent and 100% of any and all bonus amounts that become payable in 1999 to Borrower under any bonus plan of Company or Parent. These moneys should be used first to pay any accrued and unpaid interest and any left over amounts will be applied to reduce the principal.

     The right of the Borrower to receive proceeds upon the sale of Shares is subject to the prior right of the Company (or other holder of this Secured Non-Recourse Note) (i) in the case of a sale of Shares to the Company (or other holder of this Secured Non-Recourse Note), in lieu of the Company (or such other holder) paying the proceeds from such sale to the Borrower or his heirs, successors or permitted assigns to set off against this Secured Non-Recourse Note an amount equal to the Net Proceeds of such sale, or (ii) in the case of a sale of Shares to any other person or entity (collectively, the "Transfer
                                                                 --------
Parties"), in lieu of any of such Transfer Parties paying the purchase price
-------
therefor to the Borrower or his heirs, successors or permitted assigns, to direct such Transfer Parties to pay an amount equal to the Net Proceeds of such sale to the Company (or other holder of this Secured Non-Recourse Note) which shall set off such amount against this Secured Non-Recourse Note.

     Concurrently with any prepayment (including by set-off) of any portion of the principal amount of this Secured Non-Recourse Note pursuant to this Section 1 or Section 2 hereof, the Company (or other holder of this Secured Non-Recourse
Note) shall make a notation of such payment hereon. If full payment of the principal of and accrued and unpaid interest on this Secured Non-Recourse Note is made, this Secured Non-Recourse Note shall be cancelled. Any partial prepayment (including by reason of set-off) shall be applied first to accrued and unpaid interest hereon and then to the unpaid principal hereof.

     If at any time, or from time to time, after the date hereof and following the occurrence and during the continuance of an Event of Default (as hereinafter defined), the Borrower shall receive or shall otherwise become entitled to receive from the Company (or other holder of this Secured Non-Recourse Note) any cash payments, cash dividends or other cash distributions in respect of any Shares, then and in each case, the Borrower or any of his heirs, successors or permitted assigns to whom such distribution may be made shall, upon the receipt thereof, return to the Company (or other holder of this Secured Non-Recourse
Note) such payments, dividends and distributions, and the Company (or other holder of this Secured Non-Recourse Note) shall apply such amount to the prepayment of the accrued and unpaid interest on and unpaid principal of this Secured Non-Recourse Note in the manner set forth in the first paragraph of this
Section 1, and the Company (or other holder of this Secured Non-Recourse Note) shall not be obligated to make any such cash payment, cash dividend or other cash distribution not theretofore made to which the Borrower or any of his heirs, successor or permitted assigns are otherwise entitled in respect of their Shares and may, in lieu of paying such amount to the Borrower, set off the amount of such cash payment, cash dividend or other cash distribution against the accrued and unpaid interest on and unpaid principal of this Secured Non-Recourse Note in the manner set forth in the third paragraph of this Section 1.

     2.   Payment and Prepayment.  All payments and prepayments of principal of
          ----------------------
and interest on this Secured Non-Recourse Note shall be made to the Company or its order, or to the legal holder of this Secured Non-Recourse Note or such holder's order, in lawful money of the United States of America at the principal offices of the Company (or at such other place as the holder hereof shall notify the Borrower in writing). The Borrower may, at his option, prepay this Secured Non-Recourse Note in whole or in part at any time or from time to time without penalty or premium. Any prepayments of any portion of the principal amount of this Secured Non-Recourse Note shall be accompanied by payment of all interest accrued but unpaid hereunder. Upon final payment of principal of and interest on this Secured Non-Recourse Note it shall be surrendered for cancellation. The Pledge Agreement requires payment or prepayment of all obligations under this Secured Promissory Note as a condition precedent to the release of, or transfer of the Borrower's interests in, the collateral subject to the Pledge Agreement, all as described more fully in the Pledge Agreement.

     3.   Events of Default.  Upon the occurrence of any of the following events
          -----------------
("Events of Default"):
 ------------------

          (a) Failure to pay the principal of this Secured Non-Recourse Note, including any prepayments required hereunder or under the Pledge Agreement, when due;

          (b) Failure to pay any interest installment due under this Secured Non-Recourse Note which shall remain unremedied for ten days following the date when such installment was originally due hereunder; or

          (c) Failure of the Borrower to perform the Borrower's obligations under the Pledge Agreement;

          (d) Failure of the Borrower to pay back in full all moneys owed under this Secured Non-Recourse Promissory Note including both principal and interest immediately upon the date of voluntary resignation or termination of Borrower's employment with the Company or within six (6) months from the date of Borrower' s involuntary resignation or termination of employment with the Company.

then, and in any such event, the holder of this Secured Non-Recourse Note may declare, by notice of default given to the Borrower, the entire principal amount of this Secured Non-Recourse Note to be forthwith due and payable, whereupon the entire principal amount of this Secured Non-Recourse Note outstanding and any accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. Upon the occurrence of an Event of Default, the accrued and unpaid interest hereunder shall thereafter bear the same rate of interest as on the principal hereunder, but in no event shall such interest be charged which would violate any applicable usury law. If an Event of Default shall occur hereunder, the Borrower shall pay costs of collection, including reasonable attorneys' fees, incurred by the holder in the enforcement hereof.

     No delay or failure by the holder of this Secured Non-Recourse Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

     4.   Miscellaneous.
          -------------

          (a) The provisions of this Secured Non-Recourse Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflicts of law rules thereof.

          (b) All notices and other communications hereunder shall be in writing and will be deemed to have been duly given if delivered or mailed in accordance with the Employment Agreement.

          (c) The headings contained in this Secured Non-Recourse Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

     IN WITNESS WHEREOF, this Secured Non-Recourse Note has been duly executed and delivered by the Borrower on the date first above written.


                                        /s/ Judith Salerno
                                      --------------------
                                     (Signature of Borrower)
Witness


   /s/ Alicia Brophey
-----------------------

       (Please furnish taxpayer identification number for each assignee)


     FOR VALUE RECEIVED,                              hereby sell, assign and
                        -----------------------------
transfer unto
             ----------------------------------------------------------------

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-----------------------------------------------------------------------------

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              (  ) shares of the                         Capital Stock of the
------------------              -------------------------
                  standing in                                    name of the
------------------            -----------------------------------
books of said                                            represented by
              ------------------------------------------
Certificate(s) No.         herewith, and do hereby irrevocably constitute
                 ---------
and appoint
           ------------------------------------------------------------------
                             attorney to transfer the said stock on the books
-----------------------------
of the within named Company and full power of substitution in the premises.


                                    Dated  April 17, 1996
                                          ---------------

IN PRESENCE OF


 /s/ Alicia Brophey                        /s/ Judith Salerno
--------------------                      --------------------



NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alternation or enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

                            STOCK PLEDGE AGREEMENT

     STOCK PLEDGE AGREEMENT dated as of April 15, 1996 (this "Stock Pledge Agreement"), between Judith Salerno (the "Pledgor") and Stream International Inc., a Delaware corporation (the "Company").

                                  WITNESSETH
                                  ----------

     WHEREAS, the Company has agreed to make advances to the Pledgor to cover certain tax obligations of the Pledgor and the Pledgor has agreed to deliver to the Company a duly executed Secured Promissory Note (the "Tax Loan Note") on the date the Tax Loan is advanced;

     WHEREAS, the Pledgor wishes to grant security and assurance to the Company in order to secure the payment of the principal of and interest on the Tax Loan Note (the "Note Obligation") to pledge to the Company certain shares of the capital stock of Stream International Holdings Inc. (the "Parent") and/or certain Publicly Traded Securities described as to issuer, type and number of shares on Exhibit A hereto, all as more particularly described herein;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Pledge.  As collateral security for the full and timely payment of the
          ------
principal of and interest on the Note Obligation and all other amounts payable by the Pledgor thereunder or under this Stock Pledge Agreement (including, without limitation, any and all reasonable fees and expenses, including reasonable legal fees and expenses, incurred by the Company in connection with any exercise of its rights under the Note Obligation or hereunder), the Pledgor hereby delivers, deposits, pledges, transfers and assigns to the Company, in form transferable for delivery, and creates in the Company a security interest in:

          (a) 23,024 shares of Class B Common Stock of the Parent (collectively, the "Owned Shares") and all certificates evidencing the Owned Shares and other instruments or documents evidencing the same and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Owned Shares; and

          (b) The Publicly Traded Securities described on Exhibit A hereto (the "Additional Securities") and all certificates evidencing the Additional
 ---------------------
Securities and other instruments or documents evidencing the same and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Securities.

The Owned Shares and Additional Securities (together with any securities or property delivered to the Pledgor pursuant to Section 2(b) hereof) are hereinafter collectively referred to as the "Pledged Securities".

     The Pledgor hereby delivers to the Company appropriate undated security transfer powers duly executed in blank for the Pledged Securities set forth above and will deliver appropriate undated security transfer powers duly executed in blank for the Pledged Securities to be pledged hereunder from time to time hereafter. The Pledgor agrees that all certificates evidencing the Pledged Securities shall be marked with the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCK PLEDGE AGREEMENT DATED AS OF APRIL 15,1996 BY AND BETWEEN STREAM INTERNATIONAL INC., A DELAWARE CORPORATION AND A WHOLLY-OWNED SUBSIDIARY OF STREAM INTERNATIONAL HOLDINGS INC., A DELAWARE CORPORATION, AND THE BORROWER NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION.

The Pledgor agrees to deliver to the Company all Pledged Securities currently held by him in order that such legend may be placed thereon. The Pledgor further agrees, with respect to the Additional Securities, to deliver written notice to each issuer of an Additional Security of the pledge of such security to the Company.

     2.   Administration of Security.  The following provisions shall govern the
          --------------------------
administration of the Pledged Securities:

          (a) So long as no Event of Default has occurred and is continuing (as used herein, "Event of Default" shall mean the occurrence of any Event of Default as defined in the Note Obligation), the Pledgor shall be entitled to act with respect to the Pledged Securities in any manner not inconsistent with this Stock Pledge Agreement or the Note Obligation.

          (b) If while this Stock Pledge Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any debt or equity security certificate (including, without limitation, any certificates representing shares of stock received in connection with the exercise of any Option, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or right, whether as a dividend or distribution in respect of, in substitution of, or in exchange for any Pledged Securities, the Pledgor agrees to accept the same as the Company agent and to hold the same in trust on behalf of and for the benefit of the Company and to deliver the same forthwith to the Company in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated security transfer powers duly executed in blank, to be held by the Company, subject to the terms of this Stock Pledge Agreement, as additional collateral security for the Note Obligation. Notwithstanding the foregoing, it is agreed that the Pledgor may exercise any option or right received as contemplated in the preceding sentence, and the Company will exercise any such option or right upon receipt of written instructions to that effect and any required payments or documents from the Pledgor, and the securities received upon such exercise of any such option or right shall thereafter be held by the Pledgor or the Company as contemplated by the preceding sentence.

          (c) The Pledgor shall immediately upon request by the Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements, in form and substance as the Company shall request, including any financing statements and amendments thereto, or any other documents, as required under Massachusetts law and any other applicable law to protect the security interests created hereunder.

          (d) Subject to any sale by the Company or other disposition by the Company of the Pledged Securities or other property pursuant to this Stock Pledge Agreement and subject to Sections 5 and 6 below, the Pledged Securities shall be returned to the Pledgor upon payment in full of the principal of and accrued and unpaid interest on the Note Obligation.

     3.   Remedies in Case of an Event of Default.
          ---------------------------------------

          (a) In case an Event of Default shall have occurred and be continuing, the Company shall have in each case all of the remedies of a secured party under the Massachusetts Uniform Commercial Code, and, without limiting the foregoing, shall have the right, in its sole discretion, to sell, resell, assign and deliver all or, from time to time, any part of the Pledged Securities, or any interest in or option or right to purchase any part thereof; on any securities exchange on which the Pledged Securities or any of them may be listed, at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (except that the Company shall give ten days' notice to the Pledgor of the time and place of any sale pursuant to this Section
3), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company shall, in its sole discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Company may bid for and purchase the whole or any part of the Pledged Securities so sold free from any such right or equity of redemption.
The Company shall apply the proceeds of any such sale first to the payment of
                                                      -----
all costs and expenses, including reasonable attorneys' fees, incurred by the Company in enforcing its rights under this Stock Pledge Agreement and second to
                                                                      ------
the payment of accrued and unpaid interest on the Tax Loan Note and third to the
                                                                    -----
payment of unpaid principal of the Tax Loan Note.

          (b) The Pledgor recognizes that the Company may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), or in the rules and regulations promulgated thereunder or in applicable state securities or "blue sky" laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Securities were sold at public sale, and agrees that the Company has no obligation to delay the sale of the Pledged Securities for the period of time necessary to permit the registration of the Pledged Securities for public sale under the Securities Act and under applicable state securities or "blue sky" laws. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          (c) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Company pursuant to this Section 3 of the Pledged Securities, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use his or her best efforts to secure the same.

          (d) Neither failure nor delay on the part of the Company to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     4.   Pledgor's Obligations Not Affected.  The obligations of the Pledgor
          ----------------------------------
under this Stock Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any exercise or non-exercise by the Company of any right, remedy, power or privilege under or in respect of this Stock Pledge Agreement or the Note Obligation, or any waiver of any such right, remedy, power or privilege; (b) any waiver, consent, extension, indulgence or other action or inaction in respect of this Stock Pledge Agreement or the Note Obligation, or any assignment or transfer of any thereof; or (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     5.   Transfer by Pledgor.  The Pledgor will not sell, assign, transfer or
          -------------------
otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber (collectively, a "Disposition") the Pledged Securities or any interest therein except as permitted by the Company's Restated Certificate of Incorporation (the "Charter"), and any Stockholders Agreement to which Pledgor and the Company or its stockholders may be or become bound. In the event of any Disposition of Pledged Securities pursuant to and in accordance with the terms and conditions of the Charter and any Stockholders Agreement, the Company shall release such Pledged Securities from the pledge hereunder to permit consummation of such transaction solely to the extent that, after such release, the sum (the "Coverage Amount") of (i) the product of the number of shares of Class A Common Stock owned by the Pledgor and subject to this Stock Pledge Agreement multiplied by $6 (the "Class A Calculated Value") plus (ii) the product of the number of shares of Class B Common Stock owned by the Pledgor and subject to this Stock Pledge Agreement multiplied by $6 (the "Class B Calculated Value") exceeds 150% of the aggregate principal amount of the Note Obligation then outstanding (the "Note Amount") is greater than zero. Notwithstanding the foregoing, (i) upon the written request of the Pledgor, the Company shall release Additional Securities from the pledge hereunder to permit consummation of a Disposition solely to the extent that, after such release, the Value (as defined below) of the Additional Securities subject to this Stock Pledge Agreement exceeds 125% of the difference between the Note Amount and a fraction, the numerator of which is the Coverage Amount and the denominator of which is 1.5, and (ii) in the case of any Disposition in connection with the occurrence of a trigger event, the Company shall release such Pledged Securities regardless of whether the Coverage Amount is greater than zero, provided, that any proceeds received upon such Disposition are either pledged to the Company as additional collateral and/or used to reduce the Note Amount so that the foregoing collateral coverage test continues to be satisfied after giving effect to such Disposition.

     For purposes of this Section 5, the Value of the Additional Securities shall be the market value of such securities determined by reference to the per share closing price on the date prior to the requested release of such securities as reported by the New York Stock Exchange, American Stock Exchange or the National Association of Securities Dealers Automatic Quotation National Market System, as the case may be.

     6.   Adjustments to Calculated Value.  In the event of any stock dividend,
          -------------------------------
stock split, stock issuance, reverse stock split, subdivision, combination, recapitalization, reclassification, merger, consolidation or other change in any class of common stock of the Company, the dollar value used to determine the Calculated Value applicable to such class of common stock shall be appropriately adjusted to reflect such dividend, split, issuance, subdivision, combination, recapitalization, reclassification, merger, consolidation or other change.

     7.   Attorney-in-Fact.  The Company is hereby appointed the attorney-in-
          ----------------
fact of the Pledgor and the Pledgor's transferees for the purpose of carrying out the provisions of this Stock Pledge Agreement and taking any action and executing any instrument which the Company reasonably may deem necessary or advisable to accomplish the purposes hereof, including without limitation, the execution of the applications and other instruments described in Section 3(c) hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

     8.   Termination.  Upon payment in full of the principal of and accrued
          -----------
and unpaid interest on the Note Obligation and upon the due performance of and compliance with all the provisions of the Note Obligation, this Stock Pledge Agreement shall terminate and the Pledgor shall be entitled to the return of such of the Pledged Securities as have not theretofore been sold, released pursuant to Sections 5 and 6 hereof or otherwise applied pursuant to the provisions of this Stock Pledge Agreement.

     9.   Notices.  All notices or other communications required or
               -------
permitted to be given hereunder shall be delivered as provided in the Employment Agreement.

     10.  Binding Effect, Successors and Assigns.  This Stock Pledge
          --------------------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and nothing herein is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Stock Pledge Agreement.

     11.  Miscellaneous.  The Company and its assigns shall have no
          -------------
obligation in respect of the Pledged Securities, except to hold and dispose of the same in accordance with the terms of this Stock Pledge Agreement. Neither this Stock Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Stock Pledge Agreement shall be binding upon the heirs, representatives, successors and permitted assigns of the Pledgor. The captions in this Stock Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Stock Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflicts of law rules thereof. This Stock Pledge Agreement may be executed simultaneously in several counterparts, each of which is an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be executed and delivered as of the date first above written.


                              STREAM INTERNATIONAL INC.



                              By   /s/ Terence Leahy
                                 -------------------
                                 Title:


                              PLEDGOR



                                   /s/ Judith Salerno
                              ---------------------
                              Judith Salerno

                                   EXHIBIT A
                                   ---------



Judy Salerno             Stream International Holdings Inc. Class B-V
                         Certificate #V-118
                         23,024 shares